Fixed Assets	12 Months Ended
Dec. 31, 2015
Property, Plant and Equipment [Abstract]
Fixed Assets

6.	FIXED ASSETS

Fixed assets consist of the following:

	December 31,
	2015	2014
EV charging stations	$4,805,340	$4,708,182
Software	464,997	464,997
Automobiles	132,751	269,915
Office and computer equipment	126,459	98,405
Machinery and equipment	71,509	71,509
	5,601,056	5,613,008
Less: accumulated depreciation	(4,100,163)	(3,305,891)
Fixed assets, net	$1,500,893	$2,307,117

Depreciation and amortization expense related to fixed assets was $925,039 and $2,699,572 for the years ended December 31, 2015 and 2014, respectively, of which $847,384 and $2,455,885, respectively, was recorded within cost of sales in the accompanying consolidated statements of operations.

The Company sustained operating and cash flow losses from inception through December 31, 2014 which formed a basis for performing an impairment test of its electric charger fixed asset group. The assets were grouped on a state by state basis as the overwhelming majority of chargers were deployed in major metropolitan areas of heavily populated states that encouraged “green” public policy. Furthermore, the chargers in those areas had a symbiotic relationship to one another as they provided alternative charging sources within a geographically concentrated area. The Company performed a recoverability test on these chargers and for those charger groups that failed the test based on a comparative measurement of undiscounted cash flows, we measured and recorded an impairment charge based on a measurement of fair value of those assets using an income approach. The key assumptions used in the estimates of projected cash flows utilized in both the test and measurement steps of the impairment analysis were projected revenues and related host payments. These forecasts were based on actual revenues for the eight months ended May 31, 2014 and took into account recent developments as well as the Company’s plans and intentions. These are considered level 3 inputs in the fair value hierarchy (See Note 3). Based upon the results of the discounted cash flow analysis, the Company recorded an impairment charge on certain chargers of $631,011 during the year ended December 31, 2014.

On April 2, 2015, the Company was notified by a host to remove 304 level 2 charging stations from its various locations throughout the United States, installed by 350 Green prior to the Company’s acquisition of 350 Green which is currently owned by EVSE. The customer alleged material breaches by 350 Green of the Charging Station License Agreement between the parties. As a result of the notification, the Company performed an impairment test on those specific charging stations and concluded they were fully impaired. As a result, the Company recorded an impairment charge of $333,974 during the year ended December 31, 2014. On July 10, 2015, the Company sold 142 of these charging stations to a competitor with a net carrying value of $0 for an aggregate purchase price of $106,700, resulting in a gain of $106,700.

In conjunction with the acquisition of 350 Green in April 2013, the Company acquired $298,322 of charger deployments in progress at various locations throughout the United States. The stages of completion varied, however, none were of imminent deployment. During the year ended December 31, 2014, the Company’s management determined that the Company would not move forward in completing deployment of any of these locations as the site conditions were determined to not be feasible. Accordingly, the Company recorded an impairment charge of $298,322 during the year ended December 31, 2014 related to the abandonment of assets.

In conjunction with the acquisition of assets the Blink Network on October 16, 2013, the Company acquired approximately 4,300 chargers. All of the chargers were funded under a grant from the United States Department of Energy (“DOE”). The contracts entered into by ECOtality (the owner of the Blink Network) generally stipulated that title to the chargers rested with ECOtality until such time as the DOE grant terminated (originally scheduled as December 31, 2013). As described in Note 9 - Accrued Expenses - U.S. Department of Energy Obligation, the Company sought to novate the DOE grant to fulfill ECOtality’s obligations and receive any remaining funds available under the terms of the grant. Meanwhile, the Company sought to convert the old ECOtality contracts with the hosts into new contracts with the Company and among other things, gain ownership of the chargers. On August 8, 2014, the Company was apprised by the DOE that it would not novate the grant. The Company determined that 2,813 level 2 chargers with a net book value of $1,276,749 and 38 DC Fast Chargers with a net book value of $314,366 were owned by their respective hosts. The Company recorded a charge to operating expenses of $1,591,115 during the year ended December 31, 2014 pertaining to chargers whose title was lost as result of the DOE grant not being novated.